STOCK BASED COMPENSATION	3 Months Ended
Sep. 30, 2025
STOCK BASED COMPENSATION
STOCK BASED COMPENSATION

NOTE 11. STOCK BASED COMPENSATION

Executive Employment Agreements and Equity Awards

In September 2025, the Company entered into the Schaible Employment Agreement, the Ridenhour Employment Agreement and the Patel Employment Agreement, each as discussed in Note 7.

Under the terms of these agreements, the executives are entitled to annual base salaries ranging from $350,000 to $500,000 over the three-year term, annual discretionary cash bonuses contingent upon Company profitability and board approval, and various stock-based awards under the Company’s equity incentive plan.

Time-Based Stock Awards

Each of Messrs. Schaible and Ridenhour received a one-time grant of 700,000 shares of common stock upon execution of their respective agreements and are entitled to receive an additional 286,842 shares on July 1, 2026, in each case subject to stockholder approval of an amendment to the Company’s equity incentive plan to increase the number of shares authorized for issuance thereunder. Each such grant vests on June 30 of the year following the grant date, subject to continued employment.

The grant-date fair value of the time-based awards was measured based on the closing price of the Company’s common stock on the respective grant dates and is recognized as compensation expense on a straight-line basis over the vesting period.

Performance-Based (Market Condition) Stock Awards

Each of Messrs. Schaible and Ridenhour is eligible to receive up to five performance-based stock awards, each equal to 1% of the Company’s total outstanding shares at the time of grant, and Mr. Patel is eligible to receive up to five performance-based stock awards, each equal to 0.5% of the Company’s total outstanding shares, upon achievement of specified stock price milestones, in each case subject to stockholder approval of an amendment to the Company’s equity incentive plan to increase the number of shares authorized for issuance thereunder.

These milestones are based on the Company’s common stock achieving a 10-day volume-weighted average price (“VWAP”) of $0.75, $1.00, $1.24, $1.49, and $1.74, respectively. Each award vests over three years following achievement of the applicable stock price target, subject to continued employment.

Because these awards include market conditions, the Company estimated their grant-date fair value using a Monte Carlo simulation model. The following table summarizes the key assumptions used in the valuation of these awards:

Assumption	September 2025 Grants
Expected volatility	140.6%
Risk-free interest rate	3.5%
Expected term	3.0	years
Expected dividend yield	0%
Fair value per share (Tranche 1)	$0.66
Fair value per share (Tranche 2)	$0.65
Fair value per share (Tranche 3)	$0.64
Fair value per share (Tranche 4)	$0.63
Fair value per share (Trance 5)	$0.62

Compensation cost for these awards will be recognized over the derived service period, regardless of whether the market condition is ultimately achieved, provided the requisite service is rendered.

As of September 30, 2025, none of the stock price milestones had been achieved and no shares had vested under the performance-based awards.

Stock-Based Compensation Expense

Stock-based compensation expense recognized in the unaudited condensed consolidated statements of operations was as follows:

	Three Months Ended	Three Months Ended
	September 30, 2025	September 30, 2024
Time-based stock awards	$53,492	$—
Market-based stock awards	$101,919	$—
Total stock-based compensation expense	$155,411	$—

As of September 30, 2025, total unrecognized compensation cost related to unvested time- and market-based stock awards was approximately $11,273,921, which is expected to be recognized over a weighted-average period of 2.75 years.